SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 2, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                0-10822              25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                               Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On  May 2, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced that there are no unusual events that have taken place in the Company, and there is no real material reason for the Company's stock to drop.
           The Company further stated that the in-home testing in the FDA protocol for the Diasensorr 1000 noninvasive glucose
sensor   for  diabetics  is  going  as  planned,  and  additional
financing has been arranged which will enable the Company to take its products into the market, especially those involved with the recently formed Chinese joint venture.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/   Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED: May 2, 1997
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                    Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


        BIOCONTROL SAYS NO MATERIAL REASON FOR STOCK DROP

      Pittsburgh, PA - May 2, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that there are no unusual events that have taken place in the Company, and there is no real material reason for the Company's stock to drop.
      Fred E. Cooper, chief executive officer of Biocontrol, stated, "Today's drop in stock is simply a result of rumors that are out there on the streets promoted by those who are taking a short position in our stock. This has been going on for years, and other shareholders unfortunately seem to follow these kinds of trends and rumors."
      The Company further stated that the in-home testing in the FDA protocol for the Diasensorr 1000 noninvasive glucose sensor for diabetics is going as planned, and additional financing has been arranged which will enable the Company to take its products into the market, especially those involved with the recently formed Chinese joint venture.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.